Putnam
High Income
Convertible and
Bond Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The following report covers Putnam High Income Convertible and Bond Fund's 2001 fiscal year, which ended August 31, 2001 -- before the September 11 attacks on the World Trade Center and the Pentagon. Our thoughts are with the families of the people who lost their lives or were injured in those horrific events.

Throughout the crisis, Putnam professionals have remained focused on their responsibilities to the fund's shareholders. All systems have been kept fully operational and all phone lines fully staffed. And of course, Putnam's senior management team has been meeting regularly to formulate a global economic view and industry-specific perspectives, and to maintain careful oversight of your fund in light of the changing environment.

The important thing for investors to do is to remain focused and not to allow the near-term impact of this tragedy to cloud a long-term perspective. Given these events, we suggest consulting your financial advisor, who can help you make decisions that are appropriate for your long-term investment plan.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 17, 2001

REPORT FROM FUND MANAGEMENT

Rosemary H. Thomsen
Dolores S. Bamford
James A. Polk
and the Credit Team

During the 12-month-period that ended August 31, 2001 -- shortly before the tragic events of September 11 -- Putnam High Income Convertible and Bond Fund's performance was influenced by volatility in the equity markets, a strong bond market, and a solid performance from high-yield corporate bonds. Overall, your fund's market price showed strength during the fund's fiscal year, reflecting the strength in the bond market and the expectation that bonds will continue to perform well. The fund's net asset value remained essentially flat, as the strong performance of the fund's high-yield bonds was offset by weaker performance from the fund's convertible bond holdings.

Total return for 12 months ended 8/31/01

                 NAV            Market price
-----------------------------------------------------------------------
               -0.08%               3.91%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.

* PERFORMANCE SPLIT BETWEEN TWO MARKET SEGMENTS

Performance in the convertible bond market diverged sharply between two main groups within the convertible universe -- those bonds that are more equity-sensitive and tend to move with the stock market, and those which are less equity-sensitive and tend to perform more like traditional bonds. Equity-sensitive convertible bonds typically have conversion prices that are close to, or exceed, the market price of underlying stock. Their prices tend to be highly correlated with the stock price of their issuing company.

Convertibles that are less equity-sensitive generally carry conversion prices that are far below their issuers' stock price, along with much higher yields. As a result, they perform much more like bonds and are typically much less affected, if at all, by price movements in the underlying stock. Because your fund is designed to provide a high level of income, many of its convertible bond holdings are among the latter group.

[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION]

PORTFOLIO COMPOSITION*

Convertible
securities                     49.0%

Corporate
high-yield bonds               44.7%

Other                           4.9%

Preferred stocks                0.7%

Common stocks,
including warrants              0.7%

Footnote reads:
*Based on total market value of investments as of 8/31/01. Composition will vary over time.

In the early spring of 2001, the fund's dividend was reduced fairly substantially. The dividend cut reflected the general decline in interest rates in the marketplace, which had a more dramatic affect on convertible bonds than on non-convertible bonds.

* TECHNOLOGY SECTOR DOMINATES INCOME-PRODUCING CONVERTIBLES

Many of the fund's higher-yielding, non-equity-sensitive holdings are in the volatile technology sector and, to a lesser extent, the telecommunications sector. A number of the issuing companies have had such a sharp decline in their stock prices that investors perceive little chance of a conversion ever taking place. Consequently, these securities are called "busted convertibles" because the conversion option has been virtually eliminated. They remain appealing because of their high yields and their strong potential for appreciation if their stock prices ever do recover. But this appeal must be balanced against the risk that the issuing company could go bankrupt. As a result, we have been extremely careful in choosing these types of securities for the portfolio, and have sought to divest the fund of any holdings that we felt were too risky.

The fund is also overweighted (relative to its convertible benchmark, the Merrill Lynch All-Convertible Index) in high-yielding bonds in the capital goods and basic materials sectors, which helped performance during the year, and it is underweighted in telecommunications. Our telecom holdings include wireless (PCS) companies and telecom services firms. The portfolio is also underweighted in consumer cyclicals and energy because we found many of the convertibles in these sectors unattractive.

The fund's largest weighting is in the technology sector. While the fund was underweighted in technology last year, we began increasing tech holdings this year to take advantage of higher yields from busted convertibles in the tech sector. We have been highly selective, seeking bonds from the highest quality, large-cap companies that we can find, such as Solectron, Thermo Electron, and Analog Devices. While the stock prices of these companies are trading at low valuations, investing in their convertible bonds still makes a great deal of sense. These companies have ample cash to pay their dividends, and strong businesses with solid cash flows.

* CORPORATE HIGH YIELD PERFORMED WELL, EXCEPT FOR TELECOM SECTOR

Like the convertible market, the corporate high-yield bond market has also been a tale of two diverging market segments -- especially in 2001. In this case, the segments consisted first of telecommunications bonds, and secondly, those from all other industries. While bonds from the telecommunications sector have performed poorly with rising default rates, bonds in most other sectors have experienced a solid recovery from the doldrums that have marked the entire high-yield market since 1998. This year, the combination of the Federal Reserve Board's rate cuts, a steepening yield curve (from one that was inverted), a strong bond market, and historically attractive yields contributed to renewed strength in the broader high-yield market.

The high-yield portion of your fund has shown relatively strong performance this year, making a solid and positive contribution to the fund's 12-month return. The high-yield portion of this fund had better-than-average performance during the period. Much of this was due to our trimming back telecommunications bonds (in the high-yield portion of the fund) and adding higher-quality, BB-rated bonds in other sectors such as consumer cyclicals, basic industries, and basic materials. Your fund benefited from these strategic decisions.

* OUTLOOK CALLS FOR STRONGER BOND MARKET

Since many of the convertible bonds in this fund are of the higher-yielding, less equity-sensitive type (and therefore perform more like bonds), their performance in the coming year will depend on the performance of the bond market, which we believe will continue to be strong. A strong bond market should also help the fund's corporate high-yield holdings as well. In uncertain times, investors tend to move from stocks into more conservative investments, such as bonds. Certainly in the past we have witnessed many instances of this "flight to quality" into the bond market; if another occurs in the next six to 12 months, high-yielding convertibles and corporate high-yield bonds may benefit.

[GRAPHIC OMITTED: TOP FIVE CONVERTIBLE SECURITY HOLDINGS]

TOP FIVE CONVERTIBLE SECURITY HOLDINGS*

Xerox Corp.
convertible subordinated debentures,
0.57%, 2018
Photography/imaging

Hyperion Solutions Corp.
convertible subordinated notes, 4.5%, 2005
Software

Solectron Corp.
convertible notes, zero %, 2020
Electronics

Tower Automotive, Inc.
convertible subordinated notes, 5%, 2004
Automotive

Standard Commercial Corp.
convertible subordinated debentures,
7.25%, 2007
Tobacco


[GRAPHIC OMITTED: TOP FIVE CORPORATE HIGH-YIELD BOND HOLDINGS]

TOP FIVE CORPORATE HIGH-YIELD BOND HOLDINGS*

Charter Communications Holdings,
LLC
senior notes, 11.125%, 2011
Consumer goods

Echostar Broadband Corp.
senior notes, 10.375%, 2007
Consumer goods

Finova Group, Inc.
notes, 7.5%, 2009
Financial

Adelphia Communications Corp.
senior notes, series B, 9.875%, 2007
Consumer goods

Allied Waste Industries, Inc.
company guaranty series B, 10%, 2009
Capital goods

Footnote reads:
*The combined holdings represent 11.3% of the fund's net assets as of 8/31/01. Portfolio holdings will vary over time.

The fund's corporate high-yield bonds will be exposed to near-term volatility in the wake of the terrorist attacks. Nevertheless, we believe the solid fundamentals in the high-yield market, including peaking default rates, a steep yield curve, higher demand, and an increase in issuance, should bode well for this sector when the markets stabilize. Of course, we will continue to monitor economic and market developments and manage the fund's risk exposure accordingly.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/01, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuers' ability to pay principal and interest.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


INVESTMENT POLICY CHANGE

The fund, by vote of the Trustees in September, has changed the fund's investment policy governing allocation between the convertible and high-yield sectors. The fund's policy had been to invest, under normal market conditions, 60% to 70% of its total assets in convertible securities and related equity securities, and 30% to 40% in nonconvertible, high-yielding, lower rated or non-rated debt securities. The fund's new policy is to invest at least 40% of its total assets in each of the convertible and high-yield sectors. The change was made in light of developments in the convertible markets which have led to lower levels of income from convertible investments as a general matter when compared to high-yield investments. The fund's portfolio team believed that, in light of the fund's investment objective of high current income, that it would be in shareholders' best interests to be able to increase high-yield sector exposure above 40%. The policy of requiring at least
40% in each sector will ensure that the fund continues to have a significant exposure to both.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Income Convertible and Bond Fund is designed for investors seeking high current income through an aggressive portfolio of high-yielding convertible and debt securities with potential for capital appreciation.

TOTAL RETURN FOR PERIODS ENDED 8/31/01

                                        Merrill Lynch     CSFB
                                       All-Convertible  High Yield   Consumer
                   NAV     Market price     Index       Bond Index  price index
-------------------------------------------------------------------------------
1 year           -0.08%       3.91%        -20.44%        0.53%        2.78%
-------------------------------------------------------------------------------
5 years          31.66       25.74          65.34        25.87        12.84
Annual average    5.66        4.69          10.58         4.71         2.45
-------------------------------------------------------------------------------
10 years        167.69      170.72         217.36       130.48        29.94
Annual average   10.35       10.47          12.24         8.71         2.65
-------------------------------------------------------------------------------
Life of fund
(since 7/9/87)
Annual average    9.41        9.06             --*        8.93         3.21
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Index began operations on 12/31/87.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/01

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                          12
-------------------------------------------------------------------------------
Income                                       $0.753
-------------------------------------------------------------------------------
  Total                                      $0.753
-------------------------------------------------------------------------------
Share value:                             NAV         Market price
-------------------------------------------------------------------------------
08/31/00                                $8.09           $7.938
-------------------------------------------------------------------------------
08/31/01                                 7.30             7.45
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current dividend rate 1                  8.96%            8.78%
-------------------------------------------------------------------------------

1 Income portion of most recent distribution annualized and divided by NAV or market price at end of period.


TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

Since (7/9/87)                           NAV         Market price
-------------------------------------------------------------------------------
1 year                                  -5.30%            0.29%
-------------------------------------------------------------------------------
5 years                                 22.05            13.09
Annual average                           4.06             2.49
-------------------------------------------------------------------------------
10 years                               151.60           133.72
Annual average                           9.67             8.86
-------------------------------------------------------------------------------
Life of fund
Annual average                           8.95             8.44
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Merrill Lynch All-Convertible Index* is an unmanaged list of convertible bonds that is commonly used as a general measure of performance for the convertible bond market.

Credit Suisse First Boston (CSFB) High-Yield Bond Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's. The average quality of the bonds included in the index may be lower than the quality of the bonds in which the fund customarily invests.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam High Income Convertible and Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Convertible and Bond Fund (the "fund"), at August 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2001




THE FUND'S PORTFOLIO
August 31, 2001

CORPORATE BONDS AND NOTES (44.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Basic Materials (5.7%)
-------------------------------------------------------------------------------------------------------------------
$            50,000 Acetex Corp. 144A sr. notes 10 7/8s, 2009 (Canada)                               $       51,250
            110,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                        106,700
             40,000 Airgas, Inc. 144A sr. sub. notes 9 1/8s, 2011                                            41,400
            300,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            292,500
             10,000 AK Steel Corp. sr. notes 9 1/8s, 2006                                                    10,275
             48,560 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                      23,309
            135,000 App China Group Ltd. 144A sr. disc. notes 14s, 2010
                    (Bermuda) (In default) (NON)                                                              7,763
            220,000 APP Finance II Mauritius, Ltd. bonds stepped-coupon zero %
                    (12s, 2/15/04), 2049 (Indonesia) (In default) (NON) (STP)                                 4,400
             90,000 Applied Extrusion Technologies, Inc. 144A sr. notes
                    10 3/4s, 2011                                                                            94,275
            100,000 ARCO Chemical Co. deb. 9.8s, 2020                                                        95,500
             40,000 Armco, Inc. sr. notes 8 7/8s, 2008                                                       38,800
             30,000 Avecia Group PLC company guaranty 11s, 2009
                    (United Kingdom)                                                                         30,600
            170,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                             142,800
             60,000 Doman Industries, Ltd. sr. notes 8 3/4s, 2004 (Canada)                                   30,000
            220,000 Equistar Chemicals LP/Equistar Funding Corp. 144A sr. notes
                    10 1/8s, 2008                                                                           222,972
             60,000 Fibermark, Inc. 144A sr. notes 10 3/4s, 2011                                             58,500
            120,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                                117,600
             80,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/4s, 2007                                   56,000
             60,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                      16,800
             40,000 Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                               37,600
             20,000 Georgia Gulf Corp. company guaranty 10 3/8s, 2007                                        20,800
             20,000 Georgia-Pacific Group notes 8 1/8s, 2011                                                 20,902
            220,000 Hercules, Inc. 144A company guaranty 11 1/8s, 2007                                      221,100
            150,000 Hollinger Participation Trust 144A sr. notes 12 1/8s, 2010
                    (Canada)                                                                                129,750
             90,000 Huntsman Corp. 144A sr. sub. notes FRN 7.08s, 2007                                       31,500
            250,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                             240,000
            110,000 IMC Global, Inc. 144A sr. notes 11 1/4s, 2011                                           114,660
             70,000 IMC Global, Inc. 144A sr. notes 10 7/8s, 2008                                            72,301
            190,000 ISP Chemco, Inc. 144A sr. sub. notes 10 1/4s, 2011                                      190,000
             30,000 ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                                            29,850
             10,000 Kaiser Aluminum & Chemical Corp. sr. notes 9 7/8s, 2002                                   9,800
             10,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B,
                    10 7/8s, 2006                                                                             9,400
            305,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2003                           253,150
            180,000 LTV Corp. company guaranty 11 3/4s, 2009 (In default) (NON)                               6,300
             30,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                    30,375
            385,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                              388,850
             80,000 Millenium America, Inc. 144A sr. notes 9 1/4s, 2008                                      81,600
             80,000 Morrison Knudsen Corp. 144A sr. notes 11s, 2010
                    (In default) (NON)                                                                       12,800
             40,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                      18,000
             40,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                          41,000
             60,000 Oregon Steel Mills 1st mtge. 11s, 2003                                                   57,300
             90,000 Owens-Illinois, Inc. deb. 7 1/2s, 2010                                                   71,100
            250,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                              197,500
             10,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                                8,300
             20,000 Owens-Illinois, Inc. deb. 7.8s, 2018                                                     14,400
             46,000 P&L Coal Holdings Corp. company guaranty Ser. B, 9 5/8s, 2008                            48,990
             95,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                      101,650
            200,000 PCI Chemicals & Pharmaceuticals company guaranty
                    9 1/4s, 2007 (Canada) (In default) (NON)                                                100,000
             40,000 Pioneer Americas Acquisition company guaranty 9 1/4s, 2007
                    (In default) (NON)                                                                       12,800
             60,000 Pllant Corp. company guaranty 13s, 2010                                                  52,200
             70,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                    38,150
             40,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                                20,600
            125,000 Potlatch Corp. 144A sr. sub. notes 10s, 2011                                            129,898
            110,000 Premium Standard Farms, Inc. 144A sr. notes 9 1/4s, 2011                                109,450
            200,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                            197,000
             35,000 Riverwood International Corp. company guaranty 10 1/4s, 2006                             36,138
             80,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                              56,000
             75,000 Sterling Chemicals Holdings sr. disc. notes 13 1/2s, 2008
                    (In default) (NON)                                                                        3,656
             50,000 Stone Container 144A company guaranty 11 1/2s, 2006
                    (Canada)                                                                                 53,250
             20,000 Stone Container Corp. sr. notes 12.58s, 2016                                             20,750
            300,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                            312,750
             70,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                             72,800
            310,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009
                    (Canada)                                                                                320,850
            150,000 United States Steel, LLC 144A company guaranty
                    10 3/4s, 2008                                                                           150,750
            130,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                              97,500
             10,000 Weirton Steel Co. 144A sr. notes 10 3/4s, 2005                                            2,200
            100,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007
                    (In default) (NON)                                                                        3,000
             40,000 WHX Corp. sr. notes 10 1/2s, 2005                                                        17,800
                                                                                                      -------------
                                                                                                          5,707,964

Capital Goods (4.0%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Agco Corp. 144A sr. notes 9 1/2s, 2008                                                   99,500
             90,000 Alliant Techsystems, Inc. 144A sr. sub. notes 8 1/2s, 2011                               92,700
            450,000 Allied Waste Industries, Inc. company guaranty Ser. B, 10s, 2009                        469,688
             80,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 7/8s, 2009                                                                             80,300
             40,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 5/8s, 2006                                                                             40,100
            100,000 Allied Waste Industries, Inc. 144A company guaranty
                    8 7/8s, 2008                                                                            105,250
            180,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                   157,500
             50,000 Argo-Tech Corp. 144A company guaranty 8 5/8s, 2007                                       43,750
            240,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                          243,000
             30,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                   30,075
             40,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                       38,400
            370,000 Blount, Inc. company guaranty 13s, 2009                                                 170,200
            190,000 Briggs & Stratton company guaranty 8 7/8s, 2011                                         196,717
            130,000 Case Corp. notes 7 1/4s, 2016                                                           100,750
             30,000 Case Corp. notes 7 1/4s, 2005                                                            26,400
             55,000 Day International Group, Inc. company guaranty 9 1/2s, 2008                              45,375
             60,000 Decrane Aircraft Holdings Co. company guaranty Ser. B,
                    12s, 2008                                                                                57,000
            160,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                          169,600
            330,000 Grove Holdings LLC deb. stepped-coupon zero %
                    (11 5/8s, 5/1/03), 2009 (In default) (NON) (STP)                                          1,650
             90,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                               22,500
             40,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                               40,000
             60,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                     61,200
            115,000 L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                           122,475
             70,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                              72,450
            220,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                  215,600
             40,000 Radnor Holdings, Inc. sr. notes 10s, 2003                                                32,000
             70,000 Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                 63,700
            100,000 Sequa Corp. sr. notes 9s, 2009                                                          101,000
            120,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                              121,200
            180,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                                 160,200
             10,000 Terex Corp. company guaranty 8 7/8s, 2008                                                 9,600
             20,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                       20,750
            140,000 Terex Corp. company guaranty Ser. D, 8 7/8s, 2008                                       136,500
            150,000 U.S. Can Corp. company guaranty Ser. B, 12 3/8s, 2010                                   145,500
            390,000 Waste Management, Inc. sr. notes 7 3/8s, 2010                                           407,406
            120,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                 104,700
                                                                                                      -------------
                                                                                                          4,004,736

Communication Services (4.9%)
-------------------------------------------------------------------------------------------------------------------
            100,000 360Networks, Inc. sr. notes 13s, 2008 (Canada) (In default) (NON)                         1,000
             10,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                     9,525
             80,000 Alamosa Delaware, Inc. 144A sr. notes 13 5/8s, 2011                                      78,600
             60,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 7/8s, 2/15/05), 2010 (STP)                                                    30,900
             40,000 Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                         35,200
             80,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                    73,800
            110,000 American Tower Corp. sr. notes 9 3/8s, 2009                                             102,025
             20,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008 (In default) (NON)                        200
             30,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010 (Bermuda)                             20,400
             80,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                       32,000
             40,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                 7,500
             70,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                   22,050
             80,000 Covad Communications Group, Inc. sr. notes 12 1/2s, 2009
                    (In default) (NON)                                                                       19,200
            105,000 Crown Castle International Corp. sr. notes 10 3/4s, 2011                                103,425
             70,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                                  63,350
            400,000 Cybernet Internet Services International, Inc.
                    144A sr. disc. notes stepped-coupon zero %
                    (13s, 8/15/04), 2009 (Denmark) (STP)                                                     11,000
            110,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                     113,300
            130,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                              135,200
            150,000 Equinix, Inc. sr. notes 13s, 2007                                                        60,000
             10,000 Exodus Communications, Inc. sr. notes 11 5/8s, 2010                                       2,800
            130,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                      35,100
             20,000 Exodus Communications, Inc. 144A sr. notes 11 1/4s, 2008                                  5,400
             70,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                         48,300
             30,000 Focal Communications Corp. sr. notes 11 7/8s, 2010                                       11,400
             10,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008
                    (Bermuda)                                                                                 6,200
            110,000 Global Crossing Holdings, Ltd. company guaranty 9 1/2s, 2009
                    (Bermuda)                                                                                67,100
            230,000 Global Crossing Holdings, Ltd. company guaranty 8.7s, 2007
                    (Bermuda)                                                                               140,300
             80,000 Globix Corp. sr. notes 12 1/2s, 2010                                                     22,200
            100,000 Horizon PCS, Inc. company guaranty stepped-coupon zero %
                    (14s, 10/1/05), 2010 (STP)                                                               43,000
             10,000 Hyperion Telecommunications Corp., Inc. sr. disc. notes Ser. B,
                    zero %, 2003                                                                              6,500
             80,000 Hyperion Telecommunications Corp., Inc. sr. sub. notes 12s, 2007                         32,000
            435,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (In default) (NON) (STP)                                          50,025
            100,000 Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                          103,000
            140,000 iPCS, Inc. sr. disc. notes stepped-coupon zero % (14s, 7/15/05),
                    2010 (STP)                                                                               80,500
            140,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                       144,200
             80,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                        81,400
             60,000 IWO Holdings, Inc. company guaranty 14s, 2011                                            53,400
            290,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                     20,300
            150,000 Level 3 Communications, Inc. sr. notes 11 1/4s, 2010                                     72,750
            240,000 Level 3 Communications, Inc. sr. notes 11s, 2008                                        118,800
             80,000 Level 3 Communications, Inc. sr. notes 9 1/8s, 2008                                      37,600
            170,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                             115,600
            110,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                      69,300
            200,000 McCaw International, Ltd. sr. disc. notes stepped-coupon
                    zero % (13s, 4/15/02), 2007 (STP)                                                        56,000
             50,000 McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                                   24,000
             30,000 Metrocall, Inc. sr. sub. notes 11s, 2008 (In default) (NON)                               1,200
             30,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007 (In default) (NON)                             900
             30,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                              900
             10,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                        2,450
            170,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                               41,650
            135,000 Microcell Telecommunications sr. disc. notes stepped-coupon
                    Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                      101,250
            110,000 Millicom International Cellular SA sr. disc. notes 13 1/2s, 2006
                    (Luxembourg)                                                                             86,900
            450,000 Nextel Communications, Inc. sr. notes 12s, 2008                                         405,000
            220,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                      169,400
             40,000 Nextel International, Inc. sr. notes 12 3/4s, 2010                                       13,200
             80,000 Nextel Partners, Inc. sr. notes 11s, 2010                                                63,600
             20,000 Nextel Partners, Inc. sr. notes 11s, 2010                                                15,500
             40,000 Nextlink Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/4s, 6/1/04), 2009 (STP)                                                      7,000
             80,000 Nextlink Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 12/1/04), 2009 (STP)                                                    13,600
             20,000 Nextlink Communications, Inc. sr. notes 9 5/8s, 2007                                      6,600
             90,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                    33,300
            100,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005 (In default) (NON)                 20,000
             90,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 2/1/03), 2008 (In default) (NON) (STP)                                          2,700
             50,000 Pinnacle Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 3/15/03), 2008 (STP)                                                               22,500
            170,000 Price Communications Wireless, Inc. 144A sr. notes 9 1/8s, 2006                         176,800
             20,000 PSINet, Inc. sr. notes 11 1/2s, 2008 (In default) (NON)                                   1,375
             90,000 PSINet, Inc. sr. notes 11s, 2009 (In default) (NON)                                       6,188
             70,000 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s, 2010
                    (In default) (NON)                                                                        4,200
             70,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                   70,000
             90,000 RSL Communications PLC company guaranty 12 7/8s, 2010
                    (United Kingdom) (In default) (NON)                                                       3,150
             89,000 RSL Communications, Ltd. company guaranty 12 1/4s, 2006
                    (United Kingdom) (In default) (NON)                                                       2,670
             70,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                         60,900
            100,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 4/15/04), 2009                                                                 36,000
            110,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 7/8s, 3/15/05), 2010 (STP)                                                    35,200
             90,000 Startec Global Communications Corp. sr. notes 12s, 2008                                   3,600
             50,000 Tele1 Europe BV sr. notes 13s, 2009 (Netherlands)                                        15,500
            170,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                       158,950
             55,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                         49,500
            150,000 Tritel PCS, Inc. company guaranty 10 3/8s, 2011                                         136,500
            120,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                          120,600
             10,000 Triton PCS, Inc. company guaranty zero %, 2008                                            8,550
            210,000 UbiquiTel Operating Co. company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                        90,300
            120,000 US UnWired, Inc. company guaranty stepped-coupon Ser. B,
                    zero % (13 3/8s, 11/1/04), 2009 (STP)                                                    71,400
             40,000 USA Mobile Communications, Inc. sr. notes 14s, 2004
                    (In default) (NON)                                                                        8,800
             30,000 USA Mobile Communications, Inc. sr. notes 9 1/2s, 2004
                    (In default) (NON)                                                                        1,200
             40,000 Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                              12,800
             20,000 Versatel Telecom NV sr. notes 13 1/4s, 2008 (Netherlands)                                 6,400
            120,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                            1,200
            164,000 Viatel, Inc. sr. notes 11 1/2s, 2009 (In default) (NON)                                   4,100
            180,000 Voicestream Wireless Corp. sr. notes 10 3/8s, 2009                                      207,304
            110,000 Williams Communications Group, Inc. sr. notes 11 7/8s, 2010                              49,500
            210,000 Williams Communications Group, Inc. sr. notes 11.7s, 2008                                96,600
             90,000 Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                              40,500
             30,000 Williams Communications Group, Inc. sr. notes 10.7s, 2007                                13,500
            488,000 WinStar Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (14 3/4s, 4/15/05), 2010 (In default) (NON) (STP)                                  3,660
             70,000 WinStar Communications, Inc. sr. notes 12 3/4s, 2010
                    (In default) (NON)                                                                          700
            115,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008 (In default) (NON)                     1,150
             40,000 XO Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (9.45s, 4/15/03), 2008 (STP)                                                       6,800
            110,000 XO Communications, Inc. 144A sr. notes 12 1/2s, 2006                                     40,700
                                                                                                      -------------
                                                                                                          4,919,797

Consumer Cyclicals (10.2%)
-------------------------------------------------------------------------------------------------------------------
            226,000 Affinity Group Holdings sr. notes 11s, 2007                                             185,320
            152,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                   155,040
            150,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                               104,250
            150,000 American Standard Companies, Inc. company guaranty
                    7 3/8s, 2005                                                                            153,000
             30,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                   32,025
             60,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                         66,000
            120,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                               123,600
             30,000 Atrium Companies, Inc. company guaranty Ser. B, 10 1/2s, 2009                            27,750
            100,000 Autonation, Inc. 144A sr. notes 9s, 2008                                                101,500
             80,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                     81,600
             40,000 Building Materials Corp. company guaranty 8s, 2008                                       26,400
            100,000 CanWest Media, Inc. 144A sr. sub. notes 10 5/8s, 2011 (Canada)                          103,250
            190,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                          195,700
             70,000 Collins & Aikman Products, Inc. company guaranty 11 1/2s, 2006                           70,350
            110,000 D.R. Horton, Inc. company guaranty 8s, 2009                                             107,800
             20,000 Dana Corp. notes 7s, 2029                                                                15,400
             30,000 Dana Corp. notes 6 1/4s, 2004                                                            28,650
            280,000 Dana Corp. 144A sr. notes 9s, 2011                                                      282,800
            140,000 Dayton Superior Corp. company guaranty 13s, 2009                                        141,050
             10,000 Del Webb Corp. sr. sub. deb. 10 1/4s, 2010                                               10,900
            100,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                               103,500
             30,000 Del Webb Corp. sr. sub. debs 9 3/4s, 2008                                                31,200
             10,000 Del Webb Corp. sr. sub. debs 9s, 2006                                                    10,200
             30,000 Delco Remy Int'l. 144A company guaranty 11s, 2009                                        31,875
            180,000 Dura Operating Corp. company guaranty Ser. B, 9s, 2009                                  173,700
             30,000 Dura Operating Corp. 144A company guaranty 9s, 2009                                      28,800
            180,000 Exide Corp. sr. notes 10s, 2005                                                         152,100
             30,000 Federal Mogul Corp. notes 7 7/8s, 2010                                                    3,600
             60,000 Federal Mogul Corp. notes 7 3/4s, 2006                                                    7,200
            140,000 Felcor Lodging company guaranty 9 1/2s, 2008                                            143,325
             10,000 Felcor Lodging 144A sr. notes 8 1/2s, 2011                                                9,650
            169,150 Fitzgeralds Gaming Corp. company guaranty Ser. B,
                    12 1/4s, 2004 (In default) (NON)                                                        101,490
             45,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                         18,675
             90,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                        85,950
            185,000 Harrah's Entertainment, Inc. company guaranty 7 1/2s, 2009                              188,019
             40,000 Harrah's Operating Co., Inc. company guaranty 8s, 2011                                   42,183
            150,000 Hasbro, Inc. notes 7.95s, 2003                                                          147,000
            110,000 Hasbro, Inc. notes 5.6s, 2005                                                            95,700
             40,000 Hayes Lemmerz International, Inc. 144A company guaranty
                    11 7/8s, 2006                                                                            39,600
            140,000 Hayes Wheels International, Inc. company guaranty
                    Ser. B, 9 1/8s, 2007                                                                     84,000
             10,000 Hayes Wheels International, Inc. 144A sr. sub. notes
                    9 1/8s, 2007                                                                              6,300
            440,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                              432,300
             30,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                       29,850
             40,000 Hollinger International Publishing, Inc. company guaranty
                    9 1/4s, 2007                                                                             39,600
            210,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                   221,025
             60,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                               52,650
            260,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                                 264,550
             30,000 Host Marriott L.P. company guaranty Ser. G, 9 1/4s, 2007                                 30,900
             40,000 Host Marriott L.P. sr. notes Ser. E, 8 3/8s, 2006                                        39,800
            144,186 Interact Operating Co. notes 14s, 2003 (PIK)                                                 14
            210,000 International Game Technology sr. notes 8 3/8s, 2009                                    220,500
             60,000 Isle of Capri Black Hawk LLC 1st mtge. Ser. B, 13s, 2004                                 65,400
             40,000 Isle of Capri Black Hawk LLC company guaranty 8 3/4s, 2009                               37,200
             60,000 ITT Corp. notes 6 3/4s, 2005                                                             59,870
             50,000 J. Crew Operating Corp. 144A sr. sub. notes 10 3/8s, 2007                                45,000
            130,000 John Q. Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                     128,050
            170,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                              181,900
            120,000 K mart Corp. notes 9 3/8s, 2006                                                         123,000
             20,000 K mart Corp. 144A notes 9 7/8s, 2008                                                     20,300
            100,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                           103,000
            115,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                           34,500
            140,000 KB Home sr. sub. notes 9 1/2s, 2011                                                     142,100
             30,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011                                     27,300
            145,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                         151,525
             40,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                            41,400
             40,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                          41,165
            400,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                         413,180
            100,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       109,500
            160,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                              144,000
             20,000 Louisiana-Pacific Corp. sr. sub. notes 10 7/8s, 2008                                     20,200
             10,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                             10,050
             95,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                              101,888
             90,000 Meristar Hospitality Corp. 144A sr. notes 9 1/8s, 2011                                   91,013
             20,000 Meristar Hospitality Corp. 144A sr. notes 9s, 2008                                       20,200
            235,000 MGM Mirage company guaranty 8 3/8s, 2011                                                243,813
            110,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                            112,200
            110,000 Mohegan Tribal Gaming sr. sub. notes 8 3/4s, 2009                                       114,400
              5,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                4,625
             40,000 NCI Building Systems, Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                           37,600
             60,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                              59,100
             10,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                          9,900
             20,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                         20,000
            120,000 Oxford Automotive, Inc. company guaranty Ser. D,
                    10 1/8s, 2007                                                                            69,600
            230,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                              239,775
             70,000 Penn National Gaming, Inc. company guaranty Ser. B,
                    11 1/8s, 2008                                                                            73,150
            130,000 Penney (J.C.) Co., Inc. notes 7.6s, 2007                                                126,750
             60,000 Perry-Judd company guaranty 10 5/8s, 2007                                                54,000
            140,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                            124,600
             80,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                     76,400
             30,000 PRIMEDIA, Inc. 144A sr. notes 8 7/8s, 2011                                               27,900
             40,000 Riviera Black Hawk, Inc. 1st mtge. 13s, 2005                                             40,000
             80,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                                84,400
            290,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                269,700
            160,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                            130,400
            133,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                  132,668
             60,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                            62,400
            110,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                            110,825
             30,000 Station Casinos, Inc. sr. sub. notes 9 7/8s, 2010                                        30,750
             30,000 Station Casinos, Inc. 144A sr. notes 8 3/8s, 2008                                        30,225
            180,000 Talon Automotive Group sr. sub. notes Ser. B, 9 5/8s, 2008
                    (In default) (NON)                                                                        3,600
             70,000 Toll Corp. company guaranty 8 1/8s, 2009                                                 69,300
             20,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                   19,500
             20,000 Travel Centers of America notes 12 3/4s, 2009                                            20,450
            243,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                      176,175
             30,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                                  25,500
            340,000 Trump Castle Funding, Inc. sub. notes 10 1/4s, 2003                                     344,250
             90,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                     95,400
             42,590 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                                34,072
             40,000 Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                                37,200
             90,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                           34,200
             70,000 William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                             72,100
                                                                                                      -------------
                                                                                                         10,176,310

Consumer Goods (8.3%)
-------------------------------------------------------------------------------------------------------------------
            160,000 Acme Television company guaranty 10 7/8s, 2004                                          152,800
             30,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010                                    30,450
             90,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2011                                    87,750
            500,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                            482,500
             10,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s, 2009                              8,775
             90,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                             91,350
             30,000 Allbritton Communications Co. sr. sub. notes Ser. B, 8 7/8s, 2008                        30,300
             45,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                      40,950
            248,300 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                           275,613
             50,000 Armkel, LLC/Armkel Finance 144A sr. sub. notes 9 1/2s, 2009                              51,250
            195,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                             171,600
              2,044 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003 (Australia)
                    (In default) (NON) (PIK)                                                                      1
             70,000 Benedek Communications Corp. sr. disc. notes 13 1/4s, 2006                               39,900
            115,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                        118,804
            130,000 British Sky Broadcasting PLC company guaranty 6 7/8s, 2009
                    (United Kingdom)                                                                        124,488
             75,000 Central European Media Enterprises, Ltd. sr. notes 9 3/8s, 2004
                    (Bermuda) (In default) (NON)                                                             14,250
            120,000 Century Communications Corp. sr. notes 8 7/8s, 2007                                     113,400
             20,000 Chancellor Media Corp. company guaranty 8s, 2008                                         21,000
            665,000 Charter Communications Holdings, LLC sr. notes 11 1/8s, 2011                            716,512
             20,000 Charter Communications Holdings, LLC sr. notes 10 3/4s, 2009                             21,500
            120,000 Charter Communications Holdings, LLC 144A sr. disc. notes
                    stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                                     71,400
             10,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                    9,050
             70,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                   57,400
             90,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                             91,800
             90,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                           99,000
            400,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                           425,000
             60,000 Del Monte Corp. 144A sr. sub. notes 9 1/4s, 2011                                         61,950
            215,000 Diamond Cable Communication PLC sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                   94,600
            271,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 5/8s, 3/1/03), 2008 (STP)                                                     38,618
            190,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                           156,750
             20,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                    20,800
             20,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                 12,350
            610,000 Echostar Broadband Corp. sr. notes 10 3/8s, 2007                                        641,263
             10,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                                10,300
             60,000 Elizabeth Arden, Inc. sec. notes Ser. B, 11 3/4s, 2011                                   63,300
             40,000 Emmis Communications Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 3/15/06), 2011 (STP)                                                    24,200
            160,000 Fleming Companies, Inc. company guaranty 10 1/8s, 2008                                  168,000
             30,000 Fleming Companies, Inc. company guaranty Ser. B, 10 1/2s, 2004                           30,900
            100,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/4s, 11/1/02), 2007 (STP)                                                    98,375
            215,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                       233,275
             50,000 Fox/Liberty Networks, LLC sr. notes 8 7/8s, 2007                                         52,750
             30,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                           29,550
             30,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                   21,600
             80,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                   57,600
             20,000 Great Atlantic & Pacific Tea Co. notes 7 3/4s, 2007                                      18,000
             30,000 Great Atlantic & Pacific Tea Co. sr. notes 7.7s, 2004                                    28,500
             70,000 Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                              49,000
             10,000 Insight Communications Company, Inc. 144A sr. disc. notes
                    zero %, 2011                                                                              5,900
            230,000 Insight Midwest LP/Insight Capital, Inc. 144A sr. notes
                    10 1/2s, 2010                                                                           246,100
             80,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006                               49,200
              5,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 7/8s, 10/15/02), 2007 (STP)                                                           1,700
            205,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                      195,775
             30,000 Mediacom LLC/Mediacom Capital Corp. 144A sr. notes
                    9 1/2s, 2013                                                                             30,300
             55,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                           53,625
             20,000 News America, Inc. sr. notes 6 5/8s, 2008                                                20,061
            110,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                           104,500
            260,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010                                152,100
            370,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                214,600
             50,000 ONO Finance PLC sr. notes 13s, 2009 (United Kingdom)                                     36,000
             10,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                               9,200
            125,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                               120,000
             50,000 Playtex Products, Inc. 144A company guaranty 9 3/8s, 2011                                51,500
             80,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                         83,200
            280,000 Premier Parks, Inc. sr. notes 9 1/4s, 2006                                              282,800
             50,000 Quebecor Media, Inc. 144A sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                           28,000
             90,000 Quebecor Media, Inc. 144A sr. notes 11 1/8s, 2011 (Canada)                               91,800
            160,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                     94,400
             50,000 Radio One, Inc. 144A sr. sub. notes 8 7/8s, 2011                                         51,375
             70,000 RCN Corp. sr. notes 10 1/8s, 2010                                                        26,600
            110,000 Revlon Consumer Products sr. notes 9s, 2006                                              83,050
             20,000 Rogers Cablesystems, Ltd. deb. 10 1/8s, 2012 (Canada)                                    21,100
             10,000 Rogers Cablesystems, Ltd. notes 11s, 2015 (Canada)                                       11,050
             10,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                           10,713
             80,000 Rogers Cablesystems, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                             76,400
            105,000 Sbarro, Inc. company guaranty 11s, 2009                                                 108,413
            100,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                         10
             30,000 Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                 29,100
             10,000 Sinclair Broadcast Group, Inc. sr. sub. notes 10s, 2005                                  10,100
            120,000 Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                              115,200
             20,000 Southland Corp. sr. sub. deb. 5s, 2003                                                   19,068
             40,000 TeleWest Communications PLC deb. 11s, 2007
                    (United Kingdom)                                                                         31,600
             20,000 Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                   20,850
            110,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                   109,450
             50,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                    50,250
            115,000 United Artists Theatre sr. sub. notes Ser. B, 9 3/4s, 2008
                    (In default) (NON)                                                                        5,750
            380,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 8/1/04), 2009 (Netherlands)                                                    51,300
            590,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 2/1/05), 2010 (Netherlands) (STP)                                              70,800
             30,000 United Rentals (North America), Inc. 144A company guaranty
                    10 3/4s, 2008                                                                            31,950
             90,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                   55,800
            170,000 Young Broadcasting, Inc. 144A sr. sub. notes 10s, 2011                                  159,800
                                                                                                      -------------
                                                                                                          8,279,014

Energy (2.6%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                                60,600
             50,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                          50,625
            330,000 Chesapeake Energy Corp. company guaranty 8 1/8s, 2011                                   320,100
            190,000 Coda Energy, Inc. company guaranty Ser. B, 10 1/2s, 2006                                199,975
             60,000 El Paso Energy Partners L.P. 144A company guaranty
                    8 1/2s, 2011                                                                             61,200
             30,000 Forest Oil Corp. company guaranty 10 1/2s, 2006                                          31,500
             90,000 Forest Oil Corp. 144A sr. notes 8s, 2008                                                 90,225
             10,000 Giant Industries Corp. company guaranty 9s, 2007                                          9,300
             40,000 Grant Prideco, Inc. company guaranty Ser. B, 9 5/8s, 2007                                40,800
             85,000 Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s, 2005
                    (Canada)                                                                                 87,946
             50,000 Hanover Equipment Trust 144A sec. notes 8 1/2s, 2008                                     51,250
             30,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                         31,425
             80,000 HS Resources, Inc. sr. sub. notes Ser. B, 9 1/4s, 2006                                   83,400
             20,000 Key Energy Services, Inc. 144A sr. notes 8 3/8s, 2008                                    20,193
             90,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                               95,850
             30,000 Lone Star Technologies, Inc. 144A sr. sub. notes 9s, 2011                                27,600
             80,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                          79,600
            100,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                     98,500
             30,000 Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                 31,710
            150,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                157,862
             20,000 Parker & Parsley, Co. sr. notes 8 1/4s, 2007                                             20,617
            100,000 Parker Drilling Corp. company guaranty Ser. D, 9 3/4s, 2006                             100,000
            210,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                             233,100
             30,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                   30,225
             10,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                 10,100
             10,000 Pride International, Inc. sr. notes 10s, 2009                                            10,900
            200,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   208,000
             60,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                         60,600
            110,000 Triton Energy, Ltd. sr. notes 8 7/8s, 2007 (Cayman Islands)                             121,000
            150,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                     160,500
             40,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                      40,200
                                                                                                      -------------
                                                                                                          2,624,903

Financial (2.4%)
-------------------------------------------------------------------------------------------------------------------
             50,000 AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005
                    (In default) (NON)                                                                       21,000
            320,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                   321,200
             90,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                    84,724
            160,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                       91,200
            210,000 Conseco, Inc. sr. notes 10 3/4s, 2008                                                   192,150
             80,000 Delta Financial Corp. company guaranty 9 1/2s, 2004
                    (In default) (NON)                                                                       24,000
            670,000 Finova Group, Inc. notes 7 1/2s, 2009                                                   507,525
            350,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  348,460
             44,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005                                    22,000
             50,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008                                             50,125
            100,000 Local Financial Corp. sr. notes 11s, 2004                                               100,000
             70,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                  21,000
             25,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                     19,750
             54,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                   51,840
             60,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                             50,100
             45,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                              30,974
            250,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         272,500
             65,000 Sovereign Capital Trust company guaranty 9s, 2027                                        47,450
            100,000 Superior Financial 144A sr. notes 8.65s, 2003                                           101,644
             55,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                           48,706
             30,000 Willis Corroon Corp. 144A company guaranty 9s, 2009                                      30,975
                                                                                                      -------------
                                                                                                          2,437,323

Health Care (2.5%)
-------------------------------------------------------------------------------------------------------------------
            190,000 Alaris Medical, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 8/1/03), 2008 (STP)                                                            89,300
             70,000 AmerisourceBergen Corp. 144A sr. notes 8 1/8s, 2008                                      72,275
            130,000 Beverly Enterprises, Inc. 144A sr. notes 9 5/8s, 2009                                   136,825
             40,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                          44,000
            100,000 DaVita, Inc. company guaranty Ser. B, 9 1/4s, 2011                                      105,000
             60,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                               42,000
            120,000 HCA, Inc. deb. 7.19s, 2015                                                              115,800
            340,000 HCA, Inc. notes 8 3/4s, 2010                                                            374,000
             30,000 HCA, Inc. notes 8.36s, 2024                                                              29,325
            150,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                          166,500
             90,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007
                    (In default) (NON)                                                                          404
             60,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
                    (In default) (NON)                                                                          269
             70,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                             69,650
             85,000 Lifepoint Hospital Holdings company guaranty Ser. B,
                    10 3/4s, 2009                                                                            96,263
            100,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                   96,500
            110,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s, 2007                              113,850
            160,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                    Ser. B, zero % (10 1/2s, 11/1/02), 2007 (In default) (NON) (STP)                          1,118
             80,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                   800
             90,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03), 2009
                    (In default) (NON) (STP)                                                                      9
            255,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          11,475
             50,000 Omnicare, Inc. 144A sr. sub. notes 8 1/8s, 2011                                          51,750
            140,000 Paracelsus Healthcare sr. sub. notes 10s, 2006 (In default) (NON)                        44,800
            130,000 Quest Diagnostics, Inc. company guaranty 7 1/2s, 2011                                   135,390
            190,000 Service Corp. International notes 6s, 2005                                              161,025
             60,000 Stewart Enterprises, Inc. 144A sr. sub. notes 10 3/4s, 2008                              63,675
            150,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007
                    (In default) (NON)                                                                           15
             60,000 Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s, 2008
                    (In default) (NON)                                                                            6
             70,000 Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                            74,200
            110,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                             121,275
            180,000 Triad Hospitals, Inc. 144A sr. notes 8 3/4s, 2009                                       187,650
             80,000 Vanguard Health Systems, Inc. 144A sr. sub. notes 9 3/4s, 2011                           82,800
                                                                                                      -------------
                                                                                                          2,487,949

Technology (0.5%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2008                                            69,600
             40,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2006                                            35,600
             20,000 Fairchild Semiconductor Corp. company guaranty 10 3/8s, 2007                             20,150
             10,000 Fairchild Semiconductor Corp. sr. sub. notes 10 1/2s, 2009                               10,100
             50,000 Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                               49,500
             40,000 Pierce Leahy, Inc. company guaranty 8 1/8s, 2008 (Canada)                                39,800
             40,000 SCG Holding & Semiconductor Corp. company guaranty
                    12s, 2009                                                                                24,000
             10,000 Seagate Technology, Inc. 144A company guaranty 12 1/2s, 2007
                    (Cayman Islands)                                                                         10,150
             60,000 Telecommunications Techniques, Inc. company guaranty
                    9 3/4s, 2008                                                                             44,400
             55,000 Telehub Communications Corp. company guaranty
                    13 7/8s, 2005                                                                                 6
             70,000 Unisys Corp. sr. notes 8 1/8s, 2006                                                      69,475
             95,000 Viasystems, Inc. sr. sub. notes 9 3/4s, 2007                                             64,600
                                                                                                      -------------
                                                                                                            437,381

Transportation (1.0%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                         8,400
            100,000 Airbus Industries 144A notes Ser. D, 12.266s, 2020                                      109,149
            140,000 Calair, LLC 144A company guaranty 8 1/8s, 2008                                          134,750
            160,000 Kansas City Southern Railway Co. company guaranty
                    9 1/2s, 2008                                                                            169,600
            170,000 Navistar International Corp. company guaranty Ser. B,
                    9 3/8s, 2006                                                                            177,650
             90,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                  87,300
             50,000 Newport News Shipbuilding, Inc. sr. notes 8 5/8s, 2006                                   53,000
             60,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                   59,346
            140,000 Railamerica Transportation Corp. company guaranty
                    12 7/8s, 2010                                                                           144,200
             50,000 Transportation Manufacturing Operations, Inc.
                    company guaranty 11 1/4s, 2009                                                           22,500
             90,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013                          78,750
                                                                                                      -------------
                                                                                                          1,044,645

Utilities (2.2%)
-------------------------------------------------------------------------------------------------------------------
             90,000 AES Corp. sr. notes 9 3/8s, 2010                                                         92,700
             30,000 AES Corp. (The) notes 8 3/4s, 2008                                                       30,000
            275,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                  270,875
             30,000 Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                             31,800
            185,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                            191,475
             60,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                    62,400
             10,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                     10,292
            315,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                    320,072
             40,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                     40,476
            260,000 Cleveland Electric Illuminating Co. (The) 144A sr. notes Ser. D,
                    7.88s, 2017                                                                             274,893
             30,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                    31,324
            120,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                         117,900
            106,559 Luannan Energy Co. sec. notes 12 1/2s, 2002 (Cayman Islands)                             53,280
              9,736 Luannan Energy Co. 144A sec. notes 12 1/2s, 2002
                    (Cayman Islands) (PIK)                                                                    4,868
            271,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                     296,553
            110,000 Mission Energy Holding 144A sec. notes 13 1/2s, 2008                                    112,750
            155,722 Northeast Utilities notes Ser. A, 8.58s, 2006                                           163,295
            120,000 Tiverton/Rumford Power Associates, Ltd. 144A pass-through
                    certificates 9s, 2018                                                                   122,885
                                                                                                      -------------
                                                                                                          2,227,838
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $51,503,888)                                $  44,347,860

CONVERTIBLE BONDS AND NOTES (41.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
$           460,000 DoubleClick, Inc. cv. sub. notes 4 3/4s, 2006                                     $     326,600

Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Kellstrom Industries, Inc. cv. sr. notes 5 1/2s, 2003                                   247,500

Automotive (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,811,000 Tower Automotive, Inc. cv. sub. notes 5s, 2004                                        1,559,724

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Telewest Finance Corp. cv. sub. notes 6s, 2005
                    (United Kingdom)                                                                         79,800

Communications Equipment (2.8%)
-------------------------------------------------------------------------------------------------------------------
            410,000 CIENA Corp. cv. sr. notes 3 3/4s, 2008                                                  283,156
            720,000 Comverse Technology, Inc. 144A cv. sr. notes 1 1/2s, 2005                               540,000
            624,000 Juniper Networks, Inc. cv. sub. notes 4 3/4s, 2007                                      446,160
            800,000 ONI Systems Corp. cv. notes 5s, 2005                                                    591,000
          1,891,000 Redback Networks, Inc. cv. sub. notes 5s, 2007                                          957,319
                                                                                                      -------------
                                                                                                          2,817,635

Computers (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,210,000 Adaptec, Inc. cv. sub. notes 4 3/4s, 2004                                             1,095,050
            873,000 Quantum Corp. cv. sub. notes 7s, 2004                                                   767,192
                                                                                                      -------------
                                                                                                          1,862,242

Consumer Cyclicals (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Amazon.com, Inc. cv. sub. deb. 4 3/4s, 2009                                             617,750

Electronics (9.6%)
-------------------------------------------------------------------------------------------------------------------
            600,000 Act Manufacturing, Inc. cv. sub. notes 7s, 2007                                         283,500
          1,474,000 Analog Devices, Inc. 144A cv. notes 4 3/4s, 2005                                      1,380,033
             66,000 Benchmark Electronics, Inc. 144A cv. sub. notes 6s, 2006                                 60,060
          1,750,000 Celestica, Inc. cv. notes zero %, 2020 (Canada)                                         691,250
          1,494,000 Cypress Semiconductor Corp. cv. sub. deb. 3 3/4s, 2005                                1,212,008
            297,000 Kulicke & Soffa Industries, Inc. 144A cv. sub. notes 4 3/4s, 2006                       256,534
            869,000 LSI Logic Corp. cv. sub. notes 4s, 2005                                                 735,391
          1,250,000 S3, Inc. 144A cv. sub. notes 5 3/4s, 2003                                               810,938
          1,800,000 Sanmina Corp. cv. sub. deb. zero %, 2020                                                650,250
          1,300,000 SCI Systems, Inc. cv. sub. notes 3s, 2007                                             1,009,125
          3,277,000 Solectron Corp. cv. notes zero %, 2020                                                1,654,885
          1,230,000 TranSwitch Corp. cv. notes 4 1/2s, 2005                                                 885,600
                                                                                                      -------------
                                                                                                          9,629,574

Energy (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Pride International, Inc. cv. sub. deb. zero %, 2018                                    837,500

Environmental (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Thermo Electron Corp. cv. sr. notes 4s, 2005                                          1,289,750

Health Care (1.8%)
-------------------------------------------------------------------------------------------------------------------
            888,000 Healthsouth Corp. cv. sub. deb. 3 1/4s, 2003                                            838,050
            218,000 Medical Care International, Inc. 144A cv. notes 6 3/4s, 2006                            211,733
            800,000 Omnicare, Inc. cv. bonds 5s, 2007                                                       724,000
             60,000 Total Renal Care Holdings, Inc. 144A cv. 7s, 2009                                        57,375
                                                                                                      -------------
                                                                                                          1,831,158

Investment Banking/Brokerage (2.6%)
-------------------------------------------------------------------------------------------------------------------
            220,000 Affiliated Managers Group cv. sr. notes zero %, 2021                                    213,990
          1,250,000 E(*)Trade Group, Inc. cv. sub. notes 6s, 2007                                           793,750
          1,930,000 Merrill Lynch & Co., Inc. cv. sr. notes zero %, 2031                                    966,206
            840,000 Stilwell Financial, Inc. 144A cv. Liquid Yield Option Note (LYON)
                    zero %, 2031                                                                            623,700
                                                                                                      -------------
                                                                                                          2,597,646

Metals (0.2%)
-------------------------------------------------------------------------------------------------------------------
            158,000 Inco, Ltd. cv. deb. 7 3/4s, 2016                                                        156,420

Paper & Forest Products (0.6%)
-------------------------------------------------------------------------------------------------------------------
            610,000 Mail-Well, Inc. cv. sub. notes 5s, 2002                                                 568,825

Pharmaceuticals (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Alkermes, Inc. cv. sub. notes 3 3/4s, 2007                                              646,250
            961,000 Sepracor, Inc. cv. sub. deb. 5s, 2007                                                   702,731
                                                                                                      -------------
                                                                                                          1,348,981

Photography/Imaging (2.0%)
-------------------------------------------------------------------------------------------------------------------
          4,400,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                 2,002,000

Real Estate (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 Malan Realty Investors cv. sub. notes 9 1/2s, 2004                                    1,269,000

Retail (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Baker (J.), Inc. cv. deb. 7s, 2002 (In default) (NON)                                   375,000
            180,000 Rite Aid Corp. cv. sub. notes 5 1/4s, 2002                                              172,350
                                                                                                      -------------
                                                                                                            547,350

Software (4.4%)
-------------------------------------------------------------------------------------------------------------------
            779,000 Aether Systems, Inc. cv. sub. notes 6s, 2005                                            491,744
            850,000 Akamai Technologies, Inc. cv. sub. notes 5 1/2s, 2007                                   359,125
          1,047,000 Aspen Technology, Inc. cv. sub. deb. 5 1/4s, 2005                                       807,499
          2,250,000 Hyperion Solutions Corp. cv. sub. notes 4 1/2s, 2005                                  1,850,625
            246,000 i2 Technologies, Inc. cv. sub. notes 5 1/4s, 2006                                       179,888
          1,601,000 Network Associates, Inc. cv. sub. deb. zero %, 2018                                     696,435
                                                                                                      -------------
                                                                                                          4,385,316

Technology (0.6%)
-------------------------------------------------------------------------------------------------------------------
             71,000 Amkor Technology, Inc. cv. sub. notes 5s, 2007                                           48,724
            818,000 Amkor Technology, Inc. 144A cv. sub. notes 5s, 2007                                     561,353
                                                                                                      -------------
                                                                                                            610,077

Technology Services (2.4%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Acxion Corp. cv. sub. notes 5 1/4s, 2003                                                 91,250
            400,000 CheckFree Holdings Corp. cv. company guaranty 6 1/2s, 2006                              297,000
            689,000 Safeguard Scientifics, Inc. cv. sub. notes 5s, 2006                                     370,338
          1,000,000 Silicon Graphics Corp. cv. sr. notes 5 1/4s, 2004                                       220,000
          1,500,000 Telxon Corp. cv. sub. notes 5 3/4s, 2003                                              1,391,250
                                                                                                      -------------
                                                                                                          2,369,838

Telecommunications (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,970,000 AT&T Corp.- Liberty Media Group cv. notes 4s, 2029                                    1,460,263

Tobacco (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,642,000 Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                                  1,477,800

Waste Management (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,380,000 OHM Corp. cv. sub. deb. 8s, 2006                                                      1,221,300
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $45,209,957)                              $  41,114,049

CONVERTIBLE PREFERRED STOCKS (7.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Basic Materials (--%)
-------------------------------------------------------------------------------------------------------------------
                 20 Anker Coal Group, Inc. 14.25% cv. pfd.                                            $         100

Capital Goods (0.6%)
-------------------------------------------------------------------------------------------------------------------
             39,600 Owens-Illinois, Inc. $2.375 cv. pfd.                                                    598,950

Communication Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
              6,500 Global Crossing, Ltd. 6.75% cum. cv. pfd. (Bermuda)                                     415,188
              7,700 XO Communications, Inc. $3.25 cv. pfd                                                    62,563
                                                                                                      -------------
                                                                                                            477,751

Consumer Staples (1.1%)
-------------------------------------------------------------------------------------------------------------------
             37,800 Sinclair Broadcast Group, Inc. Ser. D, $3.00 cv. pfd.                                 1,067,850

Electric Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
              4,900 Alliant Energy 144A $7.25 cv. pfd.                                                      154,963

Electronics (--%)
-------------------------------------------------------------------------------------------------------------------
                220 Interact Systems, Inc. 144A 14.00% cv. pfd. (In default) (NON)                                2
                 14 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                              70
                                                                                                      -------------
                                                                                                                 72

Energy (Oil Field) (--%)
-------------------------------------------------------------------------------------------------------------------
                115 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (PIK)                                             58

Engineering & Construction (1.1%)
-------------------------------------------------------------------------------------------------------------------
             30,000 TXI Capital Trust I $2.75 cv. pfd.                                                    1,143,750

Food (0.7%)
-------------------------------------------------------------------------------------------------------------------
             15,807 Suiza Capital Trust II $2.75 cv. pfd.                                                   693,532

Metals (2.4%)
-------------------------------------------------------------------------------------------------------------------
             67,000 Freeport-McMoRan Copper & Gold, Inc. $1.75 cum. cv. pfd.                              1,097,125
             28,000 USX Capital Trust I $3.375 cum. cv. pfd.                                              1,316,000
                                                                                                      -------------
                                                                                                          2,413,125

Paper & Forest Products (0.7%)
-------------------------------------------------------------------------------------------------------------------
             15,200 International Paper Capital Trust $2.625 cum. cv. pfd.                                  691,600

Retail (0.3%)
-------------------------------------------------------------------------------------------------------------------
              6,900 K mart Financing I $3.875 cum. cv. pfd.                                                 297,563
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $8,373,418)                              $   7,539,314

PREFERRED STOCKS (0.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              3,543 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                             $          35
             40,000 CSBI Capital Trust I 144A company guaranty Ser. A, 11.75% pfd.                           45,200
              1,448 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                      154,936
                  3 Dobson Communications Corp. 144A 12.25% pfd. (PIK)                                        2,745
              4,700 Fitzgeralds Gaming Corp. zero % cum. pfd.                                                    47
             50,000 Fresenius Medical Capital Trust II 7.875%,
                    company guaranty, pfd. (Germany)                                                         50,000
                 32 Nextel Communications, Inc. 144A Ser. E, 11.125% pfd. (PIK)                              17,280
                 34 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                      309,400
                154 Rural Cellular Corp. 12.25% pfd. (PIK)                                                  132,440
                                                                                                      -------------
                    Total Preferred Stocks (cost $928,227)                                            $     712,083

COMMON STOCKS (0.6%) (a) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 50 AmeriKing, Inc.                                                                   $           1
              2,125 Aurora Foods, Inc.                                                                        8,904
             25,470 Celcaribe SA                                                                              3,184
              9,047 Fitzgeralds Gaming Corp.                                                                     90
                602 Imperial Credit Industries, Inc.                                                            500
              1,092 MPower Holdings Corp. 144A                                                                  349
                144 Premium Holdings (L.P.) 144A                                                              2,334
                334 PSF Holdings, LLC Class A                                                               544,909
                 18 RCN Corp.                                                                                    61
                250 RCN Corp. 144A                                                                                3
              3,750 Specialty Foods Acquisition Corp.                                                            38
                                                                                                      -------------
                    Total Common Stocks (cost $1,055,877)                                             $     560,373

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                250 Australis Media, Ltd. units 15 3/4s, 2003 (Australia) (In default) (NON)          $          25
            279,293 Contifinacial Corp. Liquidating Trust units 8 1/8s, 2031                                 25,136
                210 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                    63,000
                600 XCL, Ltd. 144A units cv. cum. pfd. zero % (PIK)                                             300
                                                                                                      -------------
                    Total Units (cost $778,865)                                                       $      88,461

WARRANTS (0.1%) (a)(NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 Anker Coal Group, Inc. 144A                                           10/28/09   $            1
                135 Asia Pulp & Paper Co., Ltd. 144A                                      3/15/05                 1
                 80 Bestel SA de CV (Mexico)                                              5/15/05             9,600
                 80 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08                 8
                721 CellNet Data Systems, Inc.                                            10/1/07                 1
                500 Comunicacion Cellular 144A (Colombia)                                 11/15/03            1,000
                140 Dayton Superior Corp.                                                 6/15/09             2,800
                210 Decrane Aircraft Holdings Co.                                         9/30/08                 1
                848 Delta Financial Corp.                                                 12/21/10                1
                332 Diva Systems Corp.                                                    5/15/06            83,000
                753 Diva Systems Corp. 144A                                               3/1/08              3,765
                100 Horizon PCS, Inc.                                                     10/1/01             2,000
              1,617 ICG Communications, Inc.                                              10/15/05               16
              2,108 Imperial Credit Industries, Inc.                                      8/1/08                422
                 90 Insilco Holding Co.                                                   8/15/08             3,600
                220 Interact Systems, Inc.                                                8/1/03                  1
                220 Interact Systems, Inc. 144A                                           12/15/09                2
                140 iPCS, Inc. 144A                                                       7/15/10             8,400
                175 Iridium World Communications, Ltd. 144A                               7/15/05                 1
                 60 IWO Holdings, Inc.                                                    1/15/11             4,200
                150 Jostens, Inc.                                                         5/1/10              3,019
                210 KMC Telecommunications Holdings, Inc. 144A                            4/15/08                 2
                245 Knology Holdings, Inc.                                                10/22/07               12
                160 McCaw International, Ltd.                                             4/15/07             2,720
                 90 Mediq, Inc. 144A                                                      6/1/09                  1
                100 Orbital Imaging Corp. 144A                                            3/1/05                  1
                 60 Pliant Corp. 144A                                                     6/1/10                120
                 90 Raintree Resort 144A                                                  12/1/04                 2
                350 Signature Brands, Ltd.                                                8/15/02                 1
                 90 Startec Global Communications Corp.                                   5/15/08                 3
                 75 Sterling Chemicals Holdings                                           8/15/08                43
                 55 Telehub Communications Corp. 144A                                     7/31/05                 1
                240 Travel Centers of America                                             5/1/09                  2
                220 Ubiquitel, Inc. 144A                                                  4/15/10             8,800
                520 UIH Australia/Pacific, Inc. 144A                                      5/15/06                 5
                420 Veraldo Holdings, Inc. 144A                                           4/15/08               210
                 10 Versatel Telecom NV (Netherlands)                                     5/15/08                10
             20,520 Wright Medical Technology, Inc. 144A                                  6/30/03                 1
                                                                                                      -------------
                    Total Warrants (cost $154,179)                                                    $     133,773

SHORT-TERM INVESTMENTS (4.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$             2,792 Short-term investments held as collateral for loaned securities with yields ranging from 3.51% to 3.80% and due dates
                      ranging from September 4, 2001 to October 19, 2001. (d)                         $       2,785
            535,000 U.S. Treasury Bill effective yield of 3.47%, September 13, 2001                         534,532
          4,212,000 Interest in $500,000,000 joint tri-party repurchase agreement dated August 31, 2001 with Credit Suisse First Boston
                      due September 4, 2001 with respect to various U.S.
                      Government obligations -- maturity value of $4,213,732
                      for an effective yield of 3.70%.                                                    4,212,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $4,749,317)                                    $   4,749,317
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $112,753,728) (b)                                         $  99,245,230
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $100,130,129.

  (b) The aggregate identified cost on a tax basis is $113,425,032, resulting in gross unrealized appreciation and depreciation of $2,602,880 and $16,782,682, respectively, or net unrealized depreciation of $14,179,802.

  (d) See footnote F to financial statements.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at August 31, 2001, which are subject to change based on the terms of the security.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value including $475 of securities on loan
(identified cost $112,753,728) (Note 1)                                        $ 99,245,230
-------------------------------------------------------------------------------------------
Cash                                                                                     33
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,821,074
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      163,343
-------------------------------------------------------------------------------------------
Total assets                                                                    101,229,680

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               742,738
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                     65,783
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        195,215
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           41,809
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        19,310
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,452
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                    2,785
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               30,459
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,099,551
-------------------------------------------------------------------------------------------
Net assets                                                                     $100,130,129

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                       $128,727,927
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (414,804)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (14,674,496)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (13,508,498)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $100,130,129

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($100,130,129 divided by 13,721,025 shares)                 $7.30
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Interest income                                                                 $ 8,976,792
-------------------------------------------------------------------------------------------
Dividends                                                                         1,402,381
-------------------------------------------------------------------------------------------
Security lending                                                                        335
-------------------------------------------------------------------------------------------
Total investment income                                                          10,379,508

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    777,389
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      189,475
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    11,681
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      7,403
-------------------------------------------------------------------------------------------
Other                                                                               197,399
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,183,347
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (18,876)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,164,471
-------------------------------------------------------------------------------------------
Net investment income                                                             9,215,037
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (9,612,784)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                      47,021
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                         (245,928)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (9,811,691)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $  (596,654)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended August 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Investment income:
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  9,215,037     $ 10,108,470
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (9,565,763)       2,193,272
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                               (245,928)      (3,753,700)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                          (596,654)       8,548,042
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                            (10,318,780)     (11,655,991)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions                                  206,550          371,418
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (10,708,884)      (2,736,531)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     110,839,013      113,575,544
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
and undistributed net investment income of
$414,804 and $222,131, respectively)                                 $100,130,129     $110,839,013
--------------------------------------------------------------------------------------------------
Number of fund shares
--------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                                13,694,062       13,648,608
--------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                                           26,963           45,454
--------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                      13,721,025       13,694,062
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-----------------------------------------------------------------------------------------------------


Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.09        $8.32        $8.82       $10.35        $9.48
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .67          .74          .82          .90          .86
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.71)        (.12)        (.33)       (1.20)         .92
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.04)         .62          .49         (.30)        1.78
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.75)        (.85)        (.81)        (.85)        (.85)
-----------------------------------------------------------------------------------------------------
From net realized
gains on investments                      --           --         (.18)        (.38)        (.06)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.75)        (.85)        (.99)       (1.23)        (.91)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.30        $8.09        $8.32        $8.82       $10.35
-----------------------------------------------------------------------------------------------------
Market price,
end of period                          $7.45       $7.938       $8.813       $8.937      $10.562
-----------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                     3.91          .78        10.29        (4.74)       14.29
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $100,130     $110,839     $113,576     $119,193     $138,400
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.14         1.11         1.11         1.13         1.03
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.91         9.03         9.72         9.01         8.80
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                106.41        26.31        78.62        59.13        58.88
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.



NOTES TO FINANCIAL STATEMENTS
August 31, 2001

Note 1
Significant accounting policies

Putnam High Income Convertible and Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's primary investment objective is high current income; its secondary objective is capital appreciation. The fund invests in high-yielding convertible securities. The fund seeks to augment current income by investing in non-convertible securities, lower-rated, or non-rated debt securities, which are believed not to involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Discounts are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities in excess of market value is amortized on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2001, the value of securities loaned amounted to $475. The fund received cash collateral of $2,785 which is pooled with collateral of other Putnam funds into 40 issuers of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2001, the fund had a capital loss carryover of approximately $5,706,000 available to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $4,424,000    August 31, 2008
     1,282,000    August 31, 2009

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, nontaxable dividends, defaulted bond interest, realized gains and losses on certain futures contracts, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2001, the fund reclassified $466,808 to decrease distributions in excess of net investment income and $112,657 to increase paid-in-capital, with an increase to accumulated net realized loss of $579,465. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of any amount over $1.5 billion.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, August 31, 2001 the fund's expenses were reduced by $18,876 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $627 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended August 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $101,203,807 and $105,059,927, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on pay downs on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 13.23% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


RESULTS OF JUNE 14, 2001 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on June 14, 2001. At the meeting, each of the nominees for Trustees was elected, as follows:
                                                       Votes
                                 Votes for            withheld

Jameson Adkins Baxter           12,330,795            261,762
John A. Hill                    12,330,795            261,762
Ronald J. Jackson               12,330,795            261,762
Paul L. Joskow                  12,236,524            266,033
Elizabeth T. Kennan             12,324,585            267,972
Lawrence J. Lasser              12,231,045            261,512
John H. Mullin, III             12,325,994            266,563
Robert E. Patterson             12,330,795            261,762
George Putnam, III              12,331,045            261,512
A.J.C. Smith                    12,325,352            267,205
W. Thomas Stephens              12,327,467            265,090
W. Nicholas Thorndike           12,321,669            270,888

All tabulations are rounded to nearest whole number.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Rosemary H. Thomsen
Vice President and Fund Manager

Dolores S. Bamford
Vice President and Fund Manager

James A. Polk
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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